EXHIBIT 99.3

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Class A/A+ Development and Redevelopment Properties: Current Projects

The following tables set forth a summary of our new Class A/A+ development and redevelopment properties under construction and pre-leased/negotiating near-term projects as of June 30, 2023:

Property/Market/Submarket		Square Footage			Percentage			Occupancy(1)
	Dev/Redev	In Service	CIP	Total	Leased	Leased/Negotiating		Initial	Stabilized
Under construction
2023 stabilization
140 First Street/Greater Boston/Cambridge/Inner Suburbs	Redev	329,713	78,546	408,259	100%	100%		2Q23	2023
201 Brookline Avenue/Greater Boston/Fenway	Dev	451,967	58,149	510,116	98	98		3Q22	2023
751 Gateway Boulevard/San Francisco Bay Area/South San Francisco	Dev	—	230,592	230,592	100	100		2023	2023
		781,680	367,287	1,148,967	99	99
2024 stabilization
325 Binney Street/Greater Boston/Cambridge/Inner Suburbs	Dev	—	462,100	462,100	100	100		2023	2024
15 Necco Street/Greater Boston/Seaport Innovation District	Dev	—	345,995	345,995	97	97		2023	2024
840 Winter Street/Greater Boston/Route 128	Redev	28,534	139,680	168,214	100	100		2024	2024
230 Harriet Tubman Way/San Francisco Bay Area/South San Francisco	Dev	—	285,346	285,346	100	100		2024	2024
4155 Campus Point Court/San Diego/University Town Center	Dev	—	171,102	171,102	100	100		2024	2024
1150 Eastlake Avenue East/Seattle/Lake Union	Dev	—	311,631	311,631	99	99		2023	2024
Alexandria Center® for Advanced Technologies – Monte Villa Parkway/Seattle/Bothell	Redev	282,494	178,129	460,623	82	82		1Q23	2024
9820 Darnestown Road/Maryland/Rockville	Dev	—	250,000	250,000	100	100		2024	2024
9810 Darnestown Road/Maryland/Rockville	Dev	—	192,000	192,000	100	100		2024	2024
9601 and 9603 Medical Center Drive/Maryland/Rockville	Redev	48,516	47,395	95,911	100	100		4Q21	2024
9808 Medical Center Drive/Maryland/Rockville	Dev	—	95,061	95,061	37	55		2023	2024
6040 George Watts Hill Drive, Phase II/Research Triangle/Research Triangle	Dev	—	88,038	88,038	100	100		2024	2024
8800 Technology Forest Place/Texas/Greater Houston	Redev	46,434	84,331	130,765	36	36		2Q23	2024
		405,978	2,650,808	3,056,786	92	93
		1,187,658	3,018,095	4,205,753	94	94
2025 and beyond stabilization
99 Coolidge Avenue/Greater Boston/Cambridge/Inner Suburbs	Dev	—	320,809	320,809	36	36		2024	2025
500 North Beacon Street and 4 Kingsbury Avenue/Greater Boston/ Cambridge/Inner Suburbs	Dev	—	248,018	248,018	85	85		2024	2025
40, 50, and 60 Sylvan Road/Greater Boston/Route 128	Redev	—	515,273	515,273	—	—		2024	2026
Other/Greater Boston	Redev	—	453,869	453,869	—	—		2024	2025
1450 Owens Street/San Francisco Bay Area/Mission Bay	Dev	—	212,796	212,796	—	—		2024	2025
651 Gateway Boulevard/San Francisco Bay Area/South San Francisco	Redev	—	300,010	300,010	15	22		2023	2025
Canada	Redev	32,992	217,798	250,790	73	73		2023	2025
		32,992	2,268,573	2,301,565	24	25	(2)

		1,220,650	5,286,668	6,507,318	69%	70%
(1)Initial occupancy dates are subject to leasing and/or market conditions. Stabilized occupancy may vary depending on single tenancy versus multi-tenancy. Multi-tenant projects may increase in occupancy over a period of time.
(2)These projects are focused on demand from our existing tenants in our adjacent properties/campuses and will also address demand from other non-Alexandria properties/campuses.

Class A/A+ Development and Redevelopment Properties: Current Projects (continued)

Property/Market/Submarket		Square Footage			Percentage
	Dev/Redev	In Service	CIP	Total	Leased		Leased/Negotiating
Near-term projects expected to commence construction in the next three quarters
2025 and beyond stabilization
401 and 421 Park Drive/Greater Boston/Fenway	Redev/Dev	111,294	392,011	503,305	10%		10%
11255 and 11355 North Torrey Pines Road/San Diego/Torrey Pines	Dev	—	309,094	309,094	100		100
10931 and 10933 North Torrey Pines Road/San Diego/Torrey Pines	Dev	—	299,158	299,158	100		100
4135 Campus Point Court/San Diego/University Town Center	Dev	—	426,927	426,927	100		100
		111,294	1,427,190	1,538,484	71		71
Total		1,331,944	6,713,858	8,045,802	70%	(1)	70%

(1) Decline from 72% as of 1Q23 results from the inclusion of our near-term project at 401 and 421 Park Drive in our Greater Boston market. Refer to exhibit 99.2 for additional information regarding this project. Excluding this addition, our total current and near-term projects expected to commence construction in the next three quarters are 74% leased as of July 13, 2023.